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                                                                  Exhibit (a)(4)


THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("Sedgwick ADSs") of Sedgwick Group plc ("Sedgwick"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Morgan Guaranty Trust Company of New York ("J.P. Morgan") and Donaldson, Lufkin & Jenrette International ("Donaldson, Lufkin & Jenrette") are acting for Marsh & McLennan Companies, Inc. ("Marsh & McLennan") in relation to the Offers (as defined in the Letter of Transmittal) and no one else, and will not be responsible to anyone other than Marsh & McLennan for providing the protections afforded to customers of J.P. Morgan and Donaldson, Lufkin & Jenrette nor for providing advice in relation to the Offers. J.P. Morgan and Donaldson, Lufkin & Jenrette are acting through J.P. Morgan Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation for the purpose of making the Offers in the United States.

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                         NOTICE OF GUARANTEED DELIVERY
               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                       OF
                               SEDGWICK GROUP PLC

           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 4, 1998
                                       BY
                                  J. P. MORGAN
                                      AND
                          DONALDSON, LUFKIN & JENRETTE
                                  ON BEHALF OF
                        MARSH & McLENNAN COMPANIES, INC.

--------------------------------------------------------------------------------

As set forth in "Procedures for tendering Sedgwick ADSs" in paragraph 11 of Appendix I to the Offer to Purchase, this form or one substantially equivalent hereto must be used for acceptance of the Ordinary Offer in respect of Sedgwick ADSs, if American Depositary Receipts evidencing Sedgwick ADSs ("Sedgwick ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer to Purchase). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set out herein. See "Procedures for tendering Sedgwick ADSs-Guaranteed delivery procedures" in paragraph 11 of Appendix I to the Offer to Purchase.

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                    TO: THE BANK OF NEW YORK, US DEPOSITARY


By Mail:                        By Facsimile Transmission:              By Hand or
                                                                        Overnight Courier:

Tender & Exchange Department    (212) 815-6213                          Tender & Exchange Department
P.O. Box 11248                  (for Eligible Institutions Only)        Receive and Deliver Window
Church Street Station                                                   101 Barclay Street
New York, New York              Confirm by telephone:                   New York, New York 10286
10286-1248                      (800) 507-9357


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Acceptance of the Ordinary Offer (as defined in the Offer to Purchase) in respect of Sedgwick Shares (except insofar as they are represented by Sedgwick
ADSs) may not be made with this form and pursuant to the guaranteed delivery procedures.

Capitalized terms and certain other terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

Ladies and Gentlemen:

The undersigned hereby accepts the Ordinary Offer in respect of Sedgwick ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in "Procedures for tendering Sedgwick ADSs-Guaranteed delivery procedures" in paragraph 11 of Appendix I to the Offer to Purchase.

The undersigned understands that the acceptance of the Ordinary Offer in respect of Sedgwick ADSs pursuant to the guaranteed delivery procedures will not be treated as a valid acceptance for the purpose of satisfying the Acceptance Condition (as defined in the Offer to Purchase). See "Procedures for tendering Sedgwick ADSs-Guaranteed delivery procedures" in paragraph 11 of Appendix I to the Offer to Purchase. To be counted towards satisfaction of the Acceptance Condition, the Sedgwick ADRs evidencing such Sedgwick ADSs must, prior to the Initial Closing Date (as set forth in the Offer to Purchase), be received by the US Depositary or, if applicable, timely confirmation of a book-entry transfer of such Sedgwick ADSs into the US Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set out in "Procedures for tendering Sedgwick ADSs-Book-entry transfer" in paragraph 11 of Appendix I to the Offer to Purchase must be received by the US Depositary, together with a duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees and any other required documents.

Signature(s):                             Address(es) (Include Zip Code):

                                          _____________________________________

_____________________________________     _____________________________________

                                          _____________________________________

_____________________________________     _____________________________________


Name of Record Holder(s)                  Area Code(s) and Tel. No.(s):
(Please Type or Print):

_____________________________________     ______________________________________

Number of Sedgwick ADSs:                  If Sedgwick ADSs will be tendered by
_____________________________________     book-entry transfer, check box on box:

Sedgwick ADR No.(s) (if available):       [ ] The Depository Trust Company

_____________________________________     [ ] Philadelphia Depository Trust Co.

Dated:                                    Account Number:

_____________________________________     ______________________________________


                                       2
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                                   GUARANTEE

                    (Not to be used for signature guarantee)

The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Sedgwick ADRs representing the Sedgwick ADSs with respect to which the Ordinary Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Sedgwick ADSs into the US Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date hereof.


Name of Firm, Agent or Trustee:           Authorized Signature

_____________________________________     _____________________________________

Address (Include Zip Code):               Name (Please Type or Print):

_____________________________________     _____________________________________


_____________________________________     Title:


_____________________________________     _____________________________________


_____________________________________     Date:


Area Code and Tel. No.:                   _____________________________________


_____________________________________



Note:
DO NOT SEND SEDGWICK ADRs WITH THIS FORM; SEDGWICK ADRs SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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                         BOWNE Printed in London I39085